UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2026

GREENLAND TECHNOLOGIES HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Millstone Road, Building 400 Suite 130 East Windsor, NJ, United States	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 1 (888) 827-4832

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, no par value	GTEC	The Nasdaq Stock Market LLC

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 12, 2026, Greenland Technologies Holding Corporation (the “Company”) received a notification letter (the “Bid Price Deficiency Letter”) from the Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s Class A ordinary shares has been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). The Bid Price Deficiency Letter is a notice of deficiency, not delisting, and does not currently affect the listing or trading of the Company’s Class A ordinary shares on The Nasdaq Capital Market.

The Company has 180 days, or until September 8, 2026, to regain compliance with Rule 5550(a)(2) by maintaining a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days. Additionally, the Company may be eligible for an additional compliance period of 180 calendar days if, on September 8, 2026, the Company meets the continued listing requirement for market value of publicly held shares and all other applicable standards for initial listing on the Nasdaq Capital Market (with the exception of the closing bid price requirement) based on the Company’s then most recent public filings and market information, and the Company provides written notice to Nasdaq of its intent to cure during such additional compliance period of 180 calendar days the deficiency in the Company’s compliance with the minimum closing bid price requirement of Rule 5550(a)(2), including, without limitation, by effecting a share consolidation, if necessary.

The Company intends to monitor closely the closing bid price of its Class A ordinary shares and to consider plans for regaining compliance with Rule 5550(a)(2). While the Company plans to review all available options, there can be no assurance that it will be able to regain compliance with the applicable rules during the 180-day compliance period ending on September 8, 2026, any additional compliance period, or at all.

Item 7.01 Regulation FD Disclosure

On March 16, 2026, the Company issued a press release announcing the receipt of the Bid Price Deficiency Letter.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(b) Exhibits. The following exhibits are included in this report:

No.	Description
99.1	Press Release – Greenland Technologies Holding Corporation Receives Nasdaq Notification Regarding Minimum Bid Price Deficiency
104	Cover Page Interactive Data File (formatted in iXBRL)

Cautionary Note Regarding Forward-Looking Statements

Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements about the Company’s ability to regain compliance with Nasdaq Listing Rule 5550(a)(2), the Company’s plans and actions to cure the bid price deficiency, the Company’s eligibility for an additional compliance period, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “intends,” and similar expressions. Risks that contribute to the uncertain nature of the forward-looking statements include: the Company’s ability to maintain a closing bid price of at least $1.00 per share for the requisite period, the Company’s ability to satisfy the conditions for an additional compliance period, general market conditions affecting the trading price of the Company’s Class A ordinary shares, as well as other risks and uncertainties set forth in the Company’s Periodic Report on Form 10-Q for the quarter ended September 30, 2025 filed with the SEC and in subsequent filings with the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenland Technologies Holding Corporation

Dated: March 16, 2026	By:	/s/ Raymond Z. Wang
	Name:	Raymond Z. Wang
	Title:	Chief Executive Officer

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